                       PLATINUM INVESTOR/SM/ FlexDirector

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (the "Policies") issued by American General Life Insurance Company ("AGL") through its Separate Account VL-R

                   This prospectus is dated February 12, 2004

This prospectus describes Platinum Investor/SM/ FlexDirector flexible premium variable life insurance Policies issued by AGL. If there are any differences between this prospectus and your Policy, the provisions of your Policy will control. Platinum Investor/SM/ FlexDirector Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetime of the insured person you may designate or change the beneficiary to whom Platinum Investor/SM/ FlexDirector pays the death benefit upon the insured person's death. You choose one of three death benefit options. We guarantee a death benefit if the monthly guarantee premium is paid and your Policy has not lapsed.

For information on how to contact AGL, please see page 5.

The Index of Special Words and Phrases on page 57 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The AGL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use AGL's Separate Account VL-R ("Separate Account") to invest in the Platinum Investor/SM/ FlexDirector variable investment options. Currently, the Platinum Investor/SM/ FlexDirector variable investment options each purchase shares of a corresponding Fund of:

..  AIM Variable Insurance Funds ("AIM V.I.")
..  The Alger American Fund ("Alger American")
..  American Century Variable Portfolios, Inc. ("American Century VP")
..  Credit Suisse Trust ("Credit Suisse")
..  Dreyfus Investment Portfolios ("Dreyfus IP")
..  Dreyfus Variable Investment Fund ("Dreyfus VIF")
..  Fidelity Variable Insurance Products Fund ("Fidelity VIP")
.. Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton") .. Janus Aspen Series ("Janus Aspen")
..  J.P. Morgan Series Trust II ("JPMorgan")
..  MFS/(R)/ Variable Insurance Trust/SM/ ("MFS")
..  Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")
..  Oppenheimer Variable Account Funds ("Oppenheimer")
..  PIMCO Variable Insurance Trust ("PIMCO VIT")
..  Putnam Variable Trust ("Putnam VT")
..  SunAmerica Series Trust ("SunAmerica")
..  The Universal Institutional Funds, Inc. ("UIF")
..  VALIC Company I ("VALIC Co. I")
..  Van Kampen Life Investment Trust ("Van Kampen LIT")
..  Vanguard Variable Insurance Fund ("Vanguard")

See "Variable Investment Options" on page 20 for a complete list of the variable investment options and their respective advisers and sub-advisers. You should be sure you also read the prospectus of the Fund for any variable investment option you may be interested in. You can request free copies of any or all of the Fund prospectuses from your AGL representative or from us at either our Home Office or Administrative Center listed on page 5.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

If the net cash surrender value (the cash surrender value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY .................................................6
POLICY BENEFITS ...............................................................6
   Death Benefit ..............................................................6
      Death Benefit Proceeds ..................................................6
      Death Benefit Option 1, Option 2 and Option 3 ...........................6
   Full Surrenders, Partial Surrenders, Transfers, and Policy Loans ...........7
      Full Surrenders .........................................................7
      Partial Surrenders ......................................................7
      Transfers ...............................................................7
      Policy Loans ............................................................7
   Premiums ...................................................................8
      Flexibility of Premiums .................................................8
      Free Look ...............................................................8
   The Policy .................................................................8
      Ownership Rights ........................................................8
      Separate Account ........................................................8
      Fixed Account ...........................................................8
      Accumulation Value ......................................................8
      Payment Options .........................................................8
      Tax Benefits ............................................................8
   Supplemental Benefits and Riders ...........................................9
POLICY RISKS ..................................................................9
   Investment Risk ............................................................9
   Risk of Lapse ..............................................................9
   Tax Risks ..................................................................9
   Partial Surrender and Full Surrender Risks ................................10
   Policy Loan Risks .........................................................10
PORTFOLIO RISKS ..............................................................10
TABLES OF CHARGES ............................................................11
GENERAL INFORMATION ..........................................................18
   American General Life Insurance Company ...................................18
   Separate Account VL-R .....................................................18
   Additional Information ....................................................18
   Communication with AGL ....................................................18
      Administrative Center ..................................................19
      General ................................................................19
      Telephone transactions .................................................20
   Variable Investment Options ...............................................20
   Voting Privileges .........................................................22
   Fixed Account .............................................................23
      Our general account ....................................................23
      How we declare interest ................................................23
   Illustrations .............................................................23
POLICY FEATURES ..............................................................24

   Age .......................................................................24
   Death Benefits ............................................................24
      Your specified amount of insurance .....................................24
      Your death benefit .....................................................24
      Required minimum death benefit .........................................25
      Base coverage and supplemental coverage ................................26
   Premium Payments ..........................................................28
      Premium payments .......................................................28
      Limits on premium payments .............................................28
      Checks .................................................................28
      Planned periodic premiums ..............................................28
      Monthly guarantee premiums .............................................28
      Free look period .......................................................30
   Changing Your Investment Option Allocations ...............................30
      Future premium payments ................................................30
      Transfers of existing accumulation value ...............................31
      Dollar cost averaging ..................................................31
      Automatic rebalancing ..................................................31
      Market Timing ..........................................................32
   Changing the Specified Amount of Insurance ................................32
      Increase in coverage ...................................................32
      Decrease in coverage ...................................................33
   Changing Death Benefit Options ............................................33
      Change of death benefit option .........................................33
      Tax consequences of changes in insurance coverage ......................34
      Effect of changes in insurance coverage on guarantee period benefit ....34
   Effective Date of Policy and Related Transactions .........................34
      Valuation dates, times, and periods ....................................34
      Date of receipt ........................................................34
      Commencement of insurance coverage .....................................35
      Date of issue; Policy months and years .................................35
      Monthly deduction days .................................................35
      Commencement of investment performance .................................35
      Effective date of other premium payments and requests that you make ....35
   Reports to Policy Owners ..................................................36
ADDITIONAL BENEFIT RIDERS ....................................................36
   Riders ....................................................................36
      Accidental Death Benefit Rider .........................................36
      Children's Insurance Benefit Rider .....................................36
      Maturity Extension Rider ...............................................36
      Spouse Term Rider ......................................................37
      Terminal Illness Rider .................................................38
      Waiver of Monthly Deduction Rider ......................................38
   Tax Consequences of Additional Rider Benefits .............................38
POLICY TRANSACTIONS ..........................................................38
   Telephone Transactions ....................................................38
   Withdrawing Policy Investments ............................................39

      Full surrender .........................................................39
      Partial surrender ......................................................39
      Exchange of Policy in certain states ...................................39
      Policy loans ...........................................................39
      Preferred loan interest rate ...........................................40
      Maturity of your Policy ................................................40
      Tax considerations .....................................................40
POLICY PAYMENTS ..............................................................40
   Payment Options ...........................................................40
      Change of payment option ...............................................41
      Tax impact .............................................................41
   The Beneficiary ...........................................................41
   Assignment of a Policy ....................................................41
   Payment of Proceeds .......................................................42
      General ................................................................42
      Delay of Fixed Account proceeds ........................................42
      Delay for check clearance ..............................................42
      Delay of Separate Account VL-R proceeds ................................42
      Delay to challenge coverage ............................................42
      Delay required under applicable law ....................................43
ADDITIONAL RIGHTS THAT WE HAVE................................................43
      Underwriting and premium classes .......................................44
      Policies purchased through "internal rollovers" ........................44
      State law requirements .................................................44
      Variations in expenses or risks ........................................44
CHARGES UNDER THE POLICY .....................................................44
      Premium tax charge .....................................................44
      Tax charge back ........................................................44
      Premium expense charge .................................................44
      Daily charge (mortality and expense risk fee) ..........................45
      Flat monthly charge ....................................................45
      Monthly charge per $1,000 of base coverage .............................45
      Monthly charge per $1,000 of supplemental coverage .....................45
      Monthly insurance charge ...............................................45
      Monthly charges for additional benefit riders ..........................46
      Surrender charge .......................................................46
      Partial surrender processing fee .......................................47
      Transfer fee ...........................................................47
      Illustrations ..........................................................47
      Policy loans ...........................................................47
      Charge for taxes .......................................................47
      Allocation of charges ..................................................48
   More About Policy Charges .................................................48
      Purpose of our charges .................................................48
      General ................................................................48
      Gender neutral Policies ................................................48
ACCUMULATION VALUE ...........................................................49

      Your accumulation value ................................................49
      Your investment options ................................................49
POLICY LAPSE AND REINSTATEMENT ...............................................49
FEDERAL TAX CONSIDERATIONS ...................................................50
   Tax Effects ...............................................................50
      General ................................................................50
      Testing for modified endowment contract status .........................50
      Other effects of Policy changes ........................................51
      Rider benefits .........................................................51
      Taxation of pre-death distributions if your Policy is not a modified endowment contract ....................................................51
      Taxation of pre-death distributions if your Policy is a modified endowment contract ....................................................52
      Policy lapses and reinstatements .......................................53
      Diversification ........................................................53
      Estate and generation skipping taxes ...................................53
      Life insurance in split dollar arrangements ............................54
      Pension and profit-sharing plans .......................................54
      Other employee benefit programs ........................................55
      ERISA ..................................................................55
      Our taxes ..............................................................55
      When we withhold income taxes ..........................................56
      Tax changes ............................................................56
LEGAL PROCEEDINGS ............................................................56
FINANCIAL STATEMENTS .........................................................56
INDEX OF SPECIAL WORDS AND PHRASES ...........................................57

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CONTACT INFORMATION:  Here is how you can contact us about the Platinum Investor/SM/ FlexDirector Policies:

               ADMINISTRATIVE CENTER:                    HOME OFFICE:                PREMIUM PAYMENTS:
(Express Delivery)                  (U.S. Mail)          2727-A Allen Parkway        (Express Delivery)
VUL Administration                  VUL Administration   Houston, Texas 77019-2191   Payment Processing Center
2727-A Allen Parkway                P. O. Box 4880       1-713-831-3443              #1 Franklin Square
Houston, Texas 77019-2191           Houston, Texas       1-800-340-2765              Springfield, IL 62713-0001
1-713-831-3443, 1-800-340-2765      77210-4880                                       (U.S. Mail)
(Hearing Impaired) 1-888-436-5258                                                    Payment Processing Center
Fax: 1-877-445-3098                                                                  P.O. Box 0842
(Except premium payments)                                                            Carol Stream, IL 60132-0842
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                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                 POLICY BENEFITS

     During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and
(5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

     You may currently allocate your accumulation value among the 50 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

     Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited in the Fixed Account.

Death Benefit

     . Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged). In your application to buy a Platinum Investor/SM/ FlexDirector Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. Platinum Investor/SM/ FlexDirector is available for specified amounts of $100,000 or more. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. See "Base coverage and supplemental coverage" on page 26. You decide how much base coverage and how much supplemental coverage you want. Base coverage must be at least 4% of the specified amount. We also provide a guarantee of a death benefit equal to at least the specified amount (less any indebtedness) and any benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

     .    Death Benefit Option 1, Option 2 and Option 3:

          You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. You must choose one of the three Options at the time we issue your Policy.

               . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

               . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

               . Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

     . Federal tax law may require us to increase payment under any of the above death benefit options. See "Required minimum death benefit" on page 25.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

     . Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot reinstate a surrendered Policy. A full surrender may have tax consequences.

     . Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $100,000. A partial surrender may have tax consequences.

     . Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We may assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

     . Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan through your next Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable through your next Policy anniversary. We charge you interest at an effective annual rate of 4.75% on your loan. We credit interest on loaned amounts; we guarantee an effective annual interest rate of 4.00%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have tax consequences.

Premiums

     . Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount (but not less than $50). You can select a premium payment plan to pay "Planned Periodic Premiums" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may reject a premium payment.

     . Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

The Policy

     . Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

     . Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus.

     . Fixed Account: You may place amounts in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.

     . Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders, and loans).

     . Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Office.

     . Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. This means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract, the proceeds from policy loans would not be taxed. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

     We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states.

                                  POLICY RISKS

Investment Risk

     The Policy is not suitable as a short term investment.

     If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum accumulation value.

     If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

     If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. If you pay the monthly guarantee premium, your Policy will not lapse and we will provide an Option 1 death benefit (if you chose Option 1) or an Option 2 death benefit (if you chose Option 2).

Tax Risks

     We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

     See "Federal Tax Considerations" on page 50. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

     The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Under Death Benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long term financial goals.

     A partial surrender or surrender may have tax consequences.

Policy Loan Risks

     A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess current interest rate credited to the Fixed Account.

     We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduces the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                 PORTFOLIO RISKS

     A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 5 of this prospectus.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

     The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

     The first table describes the fees and expenses that are payable, at the time that you buy a Policy, surrender a Policy, change a Policy's specified amount, or transfer accumulation value between investment options.

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                                            Transaction Fees
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Charge                  When Charge is Deducted       Maximum Guaranteed Charge    Current Charge
--------------------------------------------------------------------------------------------------------------
Premium Tax Charge      Upon receipt of each premium  3.5%/1/ of each premium      3.5%/1/ of each premium
                        payment                       payment (tax charge back if  payment (tax charge back if
                                                      you purchase the Policy in   you purchase the Policy in
                                                      Oregon)/2/                   Oregon /2/
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Premium Expense Charge  Upon receipt of each premium  7.5% of the amount of each   5% of the amount of each
                        payment                       premium payment remaining    premium payment remaining
                                                      after deduction of the       after deduction of the
                                                      premium tax charge           premium tax charge
--------------------------------------------------------------------------------------------------------------

---------------

     /1/ Premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.75%, is in the state of Wyoming.

     /2/ Instead of a premium tax charge, we assess a tax charge back of 2% of each premium payment for Policy owners residing in Oregon. See "Tax charge back" on page 44.

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                                                 Transaction Fees
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Charge                            When Charge is Deducted       Maximum Guaranteed Charge  Current Charge
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Surrender Charge

   Maximum Charge for the first   Upon a full surrender of      $49 per $1,000 of base     $49 per $1,000 of base
   Policy year - for a 60 year    your Policy during the first  coverage                   coverage
   old male, standard tobacco,    10 Policy years and during
   with a Specified Amount of     the first 10 Policy years
   $500,000, of which $500,000    following an increase in the
   is base coverage/1/            Policy's base coverage
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   Minimum Charge for the first   Upon a full surrender of      $3 per $1,000 of base      $3 per $1,000 of base
   Policy year - for a 6 year     your Policy during the first  coverage                   coverage
   old female, standard tobacco,  10 Policy years and during
   with a Specified Amount of     the first 10 Policy years
   $500,000, of which $20,000 is  following an increase in the
   base coverage/1/               Policy's base coverage
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   Example Charge for the first   Upon a full surrender of      $23 per $1,000 of base     $23 per $1,000 of base
   Policy year - for a 45 year    your Policy during the first  coverage                   coverage
   old male, preferred            10 Policy years and during
   non-tobacco, with a Specified  the first 10 Policy years
   Amount of $500,000, of which   following an increase in the
   $250,000 is base coverage/1/   Policy's base coverage
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Partial Surrender Processing Fee  Upon a partial surrender of   The lesser of $25 or 2%    $10
                                  your Policy                   of the partial surrender
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Transfer Fee                      Upon a transfer of            First 12 transfers in a    $0
                                  accumulation value            Policy year are free, $25
                                                                for each subsequent
                                                                transfer
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Policy Loan Interest Charge       Annually (on your Policy      4.75% of the loan balance  4.75% of the loan
                                  anniversary)                                             balance
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Policy Owner Additional           Upon each request for a       $50/2/                     $0
Illustration Charge               Policy illustration after
                                  the first in a Policy year
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-----------
     /1/ The Surrender Charge will vary based on the insured person's sex, age, risk class, Policy year and specified amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 25 of your Policy will indicate the guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center.

     /2/ Oregon limits this charge to a maximum of $25.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

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                                                 Periodic Charges
                                              (other than Fund fees)
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Charge                            When Charge is Deducted       Maximum Guaranteed Charge  Current Charge
-----------------------------------------------------------------------------------------------------------------
Flat Monthly Charge               Monthly, at the beginning     $6                         $6
                                  of each Policy month
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Cost of Insurance Charge/1/

   Minimum Charge for the first   Monthly, at the beginning     $0.06 per $1,000 of net    $0.03 per $1,000 of
   Policy year - for a 6 year     of each Policy month          amount at risk/2/          net amount at risk
   old female, preferred                                        attributable to base       attributable to base
   tobacco, with a Specified                                    coverage; and              coverage; and
   Amount of $1,000,000, of
   which $40,000 is base                                        $0.06 per $1,000 of net    $0.02 per $1,000 of
   coverage and $960,000 is                                     amount at risk             net amount at risk
   supplemental coverage                                        attributable to            attributable to
                                                                supplemental coverage      supplemental coverage
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   Maximum Charge for the first   Monthly, at the beginning     $83.33 per $1,000 of net   $83.33 per $1,000 of
   Policy year - for a 90 year    of each Policy month          amount at risk             net amount at risk
   old male, standard tobacco,                                  attributable to base       attributable to base
   with a Specified Amount of                                   coverage; and              coverage; and
   $100,000, of which $100,000
   is base coverage and $0 is                                   $83.33 per $1,000 of net   $83.33 per $1,000 of
   supplemental coverage                                        amount at risk             net amount at risk
                                                                attributable to            attributable to
                                                                supplemental coverage      supplemental coverage
-----------------------------------------------------------------------------------------------------------------
   Example Charge for the first   Monthly, at the beginning     $0.38 per $1,000 of net    $0.15 per $1,000 of
   Policy year - for a 45 year    of each Policy month          amount at risk             net amount at risk
   old male, preferred                                          attributable to base       attributable to base
   non-tobacco, with a Specified                                coverage; and              coverage; and
   Amount of $500,000, of which
   $250,000 is base coverage and                                $0.38 per $1,000 of net    $0.08 per $1,000 of
   $250,000 is supplemental                                     amount at risk             net amount at risk
   coverage                                                     attributable to            attributable to
                                                                supplemental coverage      supplemental coverage
-----------------------------------------------------------------------------------------------------------------

----------
     /1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, risk class, Policy year and specified amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 24 of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown on page 5 of this prospectus. Also see "Illustrations" on page 23 of this prospectus.

     /2/ The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

-----------------------------------------------------------------------------------------------------------------
                                                 Periodic Charges
                                              (other than Fund fees)
-----------------------------------------------------------------------------------------------------------------
Charge                            When Charge is Deducted       Maximum Guaranteed Charge  Current Charge
-----------------------------------------------------------------------------------------------------------------
Monthly Charge per $1,000 of
base coverage/1/

   Minimum Charge for the first   Monthly, at the beginning of  $0.04 per $1000 of base    $0.04 per $1000 of
   Policy year - for a 6 year     each Policy month. This       coverage                   base coverage
   old female, preferred          Charge is imposed during the
   tobacco, with a Specified      first 7 Policy years and the
   Amount of $500,000, of which   first 7 Policy years
   $20,000 is base coverage       following an increase in
                                  base coverage
-----------------------------------------------------------------------------------------------------------------
   Maximum Charge for the first   Monthly, at the beginning of  $1.46 per $1000 of base    $1.46 per $1000 of
   Policy year - for a 90 year    each Policy month. This       coverage                   base coverage
   old male, standard tobacco,    Charge is imposed during the
   with a Specified Amount of     first 7 Policy years and the
   $500,000, of which $500,000    first 7 Policy years
   is base coverage               following an increase in
                                  base coverage
-----------------------------------------------------------------------------------------------------------------
   Example Charge for the first   Monthly, at the beginning of  $0.23 per $1000 of base    $0.23 per $1000 of
   Policy year - for a 45 year    each Policy month. This       coverage                   base coverage
   old male, preferred            Charge is imposed during the
   non-tobacco, with a Specified  first 7 Policy years and the
   Amount of $500,000, of which   first 7 Policy years
   $250,000 is base coverage      following an increase in
                                  base coverage
-----------------------------------------------------------------------------------------------------------------

----------
     /1/ The Monthly Charge per $1,000 will vary based on the insured person's sex, age and premium class. The Monthly Charge per $1,000 shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 applicable to your Policy. More detailed information concerning your Monthly Charge per $1,000 is available on request from our Administrative Office or your insurance representative. There is no additional charge for illustrations at the time you apply for a Policy which may show various amounts of base coverage and supplemental coverage.

----------------------------------------------------------------------------------------------------------
                                             Periodic Charges
                                          (other than Fund fees)
----------------------------------------------------------------------------------------------------------
                                                                         Maximum
                                                                         Guaranteed
Charge                                When Charge is Deducted            Charge            Current Charge
----------------------------------------------------------------------------------------------------------
Monthly Charge per $1,000 of
supplemental coverage/1/

   Minimum Charge for the first       Monthly, at the beginning of each  $0 per $1000 of   $0 per $1000
   Policy year - for a 6 year old     Policy month. This Charge is       supplemental      of supplemental
   female, preferred tobacco, with a  imposed during the first 10        coverage          coverage
   Specified Amount of $500,000, of   Policy years and the first 10
   which $480,000 is supplemental     Policy years following an
   coverage                           increase in supplemental coverage
----------------------------------------------------------------------------------------------------------
   Maximum Charge for the first       Monthly, at the beginning of each  $1.10 per $1000   $1.10 per $1000
   Policy year - for an 85 year old   Policy month. This Charge is       of supplemental   of supplemental
   male, preferred non-tobacco, with  imposed during the first 10        coverage          coverage
   a Specified Amount of $500,000,    Policy years and the first 10
   of which $480,000 is supplemental  Policy years following an
   coverage                           increase in supplemental coverage
----------------------------------------------------------------------------------------------------------
   Example Charge for the first       Monthly, at the beginning of each  $0 per $1000      $0 per $1000
   Policy year - for a 45 year old    Policy month. This Charge is       of supplemental   of supplemental
   male, preferred non-tobacco, with  imposed during the first 10        coverage          coverage
   a Specified Amount of $500,000,    Policy years and the first 10
   of which $250,000 is supplemental  Policy years following an
   coverage                           increase in supplemental coverage
----------------------------------------------------------------------------------------------------------
Daily Charge (mortality and expense
risk fee)

   Policy years 1-10/2, 3/            Daily                              effective annual  effective
                                                                         rate of           annual rate
                                                                         0.70%/3/          of 0.70%/3/
----------------------------------------------------------------------------------------------------------

----------

     /1/ The Monthly Charge per $1,000 of supplemental coverage will vary based on the amount of supplemental coverage and the insured person's sex, age and premium class. The Monthly Charge per $1,000 of supplemental coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of supplemental coverage applicable to your Policy. More detailed information concerning your Monthly Charge per $1,000 of supplemental coverage is available on request from our Administrative Office or your insurance representative. There is no additional charge for illustrations at the time you apply for a Policy which may show various amounts of base coverage and supplemental coverage.

     /2/ After the 10/th/ Policy year, the daily charge will be as follows:

               Policy years 11-20.............effective annual rate of 0.45%
               Policy years 21+................effective annual rate of 0.10%

     These reductions in the amount of the daily charge are guaranteed.

     /3/ All percentages are calculated as a percent of accumulation value invested in the variable investment options.

     The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

----------------------------------------------------------------------------------------------------------------------------
                                                      Periodic Charges
                                               (optional benefit riders only)
----------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charges      When Charge is Deducted         Maximum Guaranteed Charge    Current Charge
----------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit

   Minimum Charge - for a 29 year   Monthly, at the beginning of    $0.07 per $1,000 of rider    $0.07 per $1,000 of rider
   old                              each Policy month               coverage                     coverage
----------------------------------------------------------------------------------------------------------------------------
   Maximum Charge - for a 65 year   Monthly, at the beginning of    $0.15 per $1,000 of rider    $0.15 per $1,000 of rider
   old                              each Policy month               coverage                     coverage
----------------------------------------------------------------------------------------------------------------------------
   Example Charge - for a 38 year   Monthly, at the beginning of    $0.09 per $1,000 of rider    $0.09 per $1,000 of rider
   old                              each Policy month               coverage                     coverage
----------------------------------------------------------------------------------------------------------------------------
Children's Insurance Benefit        Monthly, at the beginning of    $0.48 per $1,000 of rider    $0.48 per $1,000 of rider
                                    each Policy month               coverage                     coverage
----------------------------------------------------------------------------------------------------------------------------
Maturity Extension Accumulation     Monthly, at the beginning of    $10                          $0
Value Version                       the Policy month which follows
                                    your original maturity date
----------------------------------------------------------------------------------------------------------------------------
Maturity Extension Death Benefit
Version

   Initial Charge                   Monthly beginning 9 years       $30 per $1,000 of net        $5 per $1,000 of net amount
                                    before your original maturity   amount at risk attributable  at risk attributable to the
                                    date                            to the Policy (without any   Policy (without any riders)
                                                                    riders)
----------------------------------------------------------------------------------------------------------------------------
   Administrative Charge            Monthly, at the beginning of    $10                          $0
                                    the Policy month which follows
                                    your original maturity date
----------------------------------------------------------------------------------------------------------------------------
Spouse Term

   Minimum charge - for a 15 year   Monthly at the beginning of     $0.07 per $1,000 of rider    $0.01 per $1,000 of rider
   old female, standard             each Policy month               coverage                     coverage
   non-tobacco
----------------------------------------------------------------------------------------------------------------------------
   Maximum charge - for a 75 year   Monthly at the beginning of     $5.54 per $1,000 of rider    $4.61 per $1,000 of rider
   old male, standard tobacco       each Policy month               coverage                     coverage
----------------------------------------------------------------------------------------------------------------------------
   Example charge - for a 38 year   Monthly at the beginning of     $0.22 per $1,000 of rider    $0.14 per $1,000 of rider
   old male, preferred non-tobacco  each Policy month               coverage                     coverage
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                     Periodic Charges
                                              (optional benefit riders only)
----------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charges      When Charge is Deducted         Maximum Guaranteed Charge    Current Charge
----------------------------------------------------------------------------------------------------------------------------
Terminal Illness Rider              At time of claim                $250 plus interest           $ 150 plus interest
----------------------------------------------------------------------------------------------------------------------------
Waiver of Monthly Deduction

   Minimum Charge - for a 36 year   Monthly, at the beginning of    $0.02 per $1,000 of net      $ 0.02 per $1,000 of net
   old                              each Policy month               amount at risk attributable  amount at risk attributable
                                                                    to the base Policy           to the base Policy
----------------------------------------------------------------------------------------------------------------------------
   Maximum Charge - for a 59 year   Monthly, at the beginning of    $0.40 per $1,000 of net      $ 0.40 per $1,000 of net
   old                              each Policy month               amount at risk attributable  amount at risk attributable
                                                                    to the base Policy           to the base Policy
----------------------------------------------------------------------------------------------------------------------------
   Example Charge - for a 45 year   Monthly, at the beginning of    $0.05 per $1,000 of net      $ 0.05 per $1,000 of net
   old                              each Policy month               amount at risk attributable  amount at risk attributable
                                                                    to the base Policy           to the base Policy
----------------------------------------------------------------------------------------------------------------------------

     The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2002. Current and future expenses for the Funds may be higher or lower than those shown.

---------------------------------------------------------
              Annual Fund Fees and Expenses
    (expenses that are deducted from the Fund assets)
---------------------------------------------------------
           Charge                       Maximum   Minimum
---------------------------------------------------------
Total Annual Fund Operating Expenses
for all of the Funds (expenses that
are deducted from portfolio assets
include management fees, distribution
(12b-1) fees, and other expenses)/1/       2.69%     0.33%
---------------------------------------------------------

     Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses accompanying this Policy prospectus.

----------


     /1/ Currently 16 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2004. The impact of contractual reimbursements or fee waivers is as follows:


---------------------------------------------------------
Charge                                  Maximum   Minimum
---------------------------------------------------------
Total Annual Fund Operating Expenses
for all of the Funds After
Contractual Reimbursement or Fee
Waiver                                     1.25%     0.33%
---------------------------------------------------------

                               GENERAL INFORMATION

American General Life Insurance Company

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name for AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for individual life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

     For record keeping and financial reporting purposes, the Separate Account is divided into 68 separate "divisions," 50 of which correspond to the 50 variable "investment options" under the Policy. The remaining 18 divisions, and some of these 50 divisions, represent investment options available under other variable life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

     The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies, and AGL is obligated to pay all amounts due the Policy owners under the Policies.

Additional Information

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Communication with AGL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     Administrative Center. The Administrative Center provides service to all Policy owners. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. See AGL's addresses under "Contact Information" on page 5.

     General. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5.

     You must make the following requests in writing (unless you are permitted to make the requests by telephone. See "Telephone transactions" on page 20):

     .    transfer of accumulation value;

     .    loan;

     .    full surrender;

     .    partial surrender;

     .    change of beneficiary or contingent beneficiary;

     .    change of allocation percentages for premium payments;

     .    change of allocation percentages for Policy deductions;

     .    loan repayments or loan interest payments;

     .    change of death benefit option or manner of death benefit payment;

     .    change in specified amount;

     . addition or cancellation of, or other action with respect to, election of a payment option for Policy proceeds;

     .    tax withholding elections; and

     .    telephone transaction privileges.

     You should mail or express these requests to the Administrative Center address shown under "Contact Information" on page 5. You should also communicate notice of the insured person's death, and related documentation, to our Administrative Center address.

     We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

     Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone transfer. Also, if, due to malfunction or other circumstances, your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

Variable Investment Options

     We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Except as noted below, you may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund describes its type (for example, money market fund, growth fund, equity fund, etc.), except for the Funds with a footnote 1 next to their name. For these Funds, whose name does not describe their type, we provide that information immediately following the table. Fund sub-advisers are shown in parenthesis.

----------------------------------------------------------------------------------------------------------------------------
                 Variable Investment Options                           Investment Adviser (sub-adviser, if applicable)
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I shares            A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund - Series I shares                  A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio - Class O Shares/1/   Fred Alger Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio - Class O Shares         Fred Alger Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund                                  American Century Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
Credit Suisse Small Cap Growth Portfolio                        Credit Suisse Asset Management, LLC
----------------------------------------------------------------------------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio - Initial shares              The Dreyfus Corporation
----------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Developing Leaders Portfolio - Initial shares/1/    The Dreyfus Corporation
----------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial shares             The Dreyfus Corporation
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager/SM/ Portfolio - Service Class 2/1/   Fidelity Management & Research Company
                                                                (FMR Co., Inc.)
                                                                (Fidelity Management & Research (U.K.) Inc.)
                                                                (Fidelity Management & Research (Far East) Inc.)
                                                                (Fidelity Investments Money Management, Inc.)
                                                                (Fidelity Investments Japan Limited)
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund/(R)/ Portfolio - Service Class 2/1/     Fidelity Management & Research Company
                                                                (FMR Co., Inc.)
                                                                (Fidelity Management & Research (U.K.) Inc.)
                                                                (Fidelity Management & Research (Far East) Inc.)
                                                                (Fidelity Investments Japan Limited)
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio - Service Class 2          Fidelity Management & Research Company
                                                                (FMR Co., Inc.)
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Service Class 2                 Fidelity Management & Research Company
                                                                (FMR Co., Inc.)
----------------------------------------------------------------------------------------------------------------------------
                                                                          (Footnotes begin on page 21.)

----------------------------------------------------------------------------------------------------------------------------
                 Variable Investment Options                           Investment Adviser (sub-adviser, if applicable)
----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio - Service Class 2                Fidelity Management & Research Company
                                                                (FMR Co., Inc.)
                                                                (Fidelity Management & Research (U.K.) Inc.)
                                                                (Fidelity Management & Research (Far East) Inc.)
                                                                (Fidelity Investments Japan Limited)
----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Foreign Securities Fund - Class 2            Templeton Investment Counsel, LLC
----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Mutual Shares Securities Fund - Class 2/1/   Franklin Mutual Advisers, LLC
----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Value Securities Fund - Class 2    Franklin Advisory Services, LLC
----------------------------------------------------------------------------------------------------------------------------
Franklin Templeton U.S. Government Fund - Class 2               Franklin Advisers, Inc.
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio - Service Shares     Janus Capital
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio - Service Shares           Janus Capital
----------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares         Janus Capital
----------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio                                J.P. Morgan Investment Management Inc.
----------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company Portfolio                                J.P. Morgan Investment Management Inc.
----------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ Capital Opportunities Series                           Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ Emerging Growth Series                                 Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ New Discovery Series/1/                                Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------
MFS/(R)/ Research Series                                        Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio                   Neuberger Berman Management Inc.
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                           OppenheimerFunds, Inc.
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Multiple Strategies Fund/VA/1/                      OppenheimerFunds, Inc.
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio - Administrative Class          Pacific Investment Management Company, LLC
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class           Pacific Investment Management Company, LLC
----------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative Class         Pacific Investment Management Company, LLC
----------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund - Class IB                    Putnam Investment Management, LLC
----------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB                     Putnam Investment Management, LLC
----------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund - Class IB       Putnam Investment Management, LLC
----------------------------------------------------------------------------------------------------------------------------
SunAmerica Aggressive Growth Portfolio - Class 1 Shares         AIG SunAmerica Asset Management Corp.
----------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced Portfolio - Class 1 Shares                  AIG SunAmerica Asset Management Corp.
----------------------------------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I                           Morgan Stanley Investment Management Inc. (d/b/a Van Kampen)
----------------------------------------------------------------------------------------------------------------------------
UIF High Yield Portfolio - Class I                              Morgan Stanley Investment Management Inc. (d/b/a Van Kampen)
----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I International Equities Fund                         VALIC (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Mid Cap Index Fund                                  VALIC (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Money Market I Fund                                 VALIC (AIG SunAmerica Asset Management Corp.)
----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Nasdaq-100/(R)/ Index Fund                          VALIC (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Science & Technology Fund                           VALIC (T. Rowe Price Associates, Inc.)
----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Small Cap Index Fund                                VALIC (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Stock Index Fund                                    VALIC (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio - Class I            Van Kampen Asset Management Inc.
----------------------------------------------------------------------------------------------------------------------------
Vanguard High Yield Bond Portfolio                              Wellington Management Company, LLP
---------------------------------------------------------------------------------------------------------------------------
Vanguard REIT Index Portfolio                                   The Vanguard Group
----------------------------------------------------------------------------------------------------------------------------

----------

/1/ The Fund type for Alger American Leveraged AllCap Portfolio - Class O Shares is equity growth.
     The Fund type for Dreyfus VIF Developing Leaders Portfolio - Initial shares is small cap.
     The Fund type for Fidelity VIP Asset Manager /SM/ Portfolio - Service Class 2 is high return.
     The Fund type for Fidelity VIP Contrafund/(R)/ Portfolio - Service Class 2 is capital appreciation.
     The Fund type for Franklin Templeton Mutual Shares Securities Fund - Class 2 is capital appreciation.
     The Fund type for MFS New Discovery Series is small cap growth.
     The Fund type for Oppenheimer Multiple Strategies Fund/VA is total return.

     You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses, which accompany this prospectus. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

     We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 44.

     We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees paid directly by PIMCO VIT for services we perform.

     We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

Voting Privileges

     We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

     We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

     If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

     In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 48. The "daily charge" described on page 45 and the fees and expenses of the Funds discussed on page 17 do not apply to the Fixed Account.

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account or our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 3%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Illustrations

     We may provide illustrations for death benefit, accumulation value, and cash surrender value based on hypothetical rates of return that are not guaranteed. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

     Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and premium class and (2) your selections of death benefit option, specified amount, planned periodic premiums, riders, and proposed investment options.

     After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $50 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year.

                                 POLICY FEATURES

Age

     Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age.

Death Benefits

     Your specified amount of insurance. In your application to buy a Platinum Investor/SM/ FlexDirector Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 4% of the specified amount. We also guarantee a death benefit for a specified period equal to either the specified amount or the sum of the specified amount and the Policy's accumulation value (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We provide more information about the specified amount and the guarantee period benefit under "Monthly guarantee premiums," beginning on page 28. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

     Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 45.)

     Your death benefit. You must choose one of three death benefit Options under your Policy at the time it is issued.

     You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is

     . Option 1--The specified amount on the date of the insured person's death.

     . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

     .    Option 3--The sum of (a) the death benefit we would pay under Option
          1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

     See "Partial surrender" on page 39 for more information about the effect of partial surrenders on the amount of the death benefit.

     Under either Option 2 or Option 3, your death benefit will tend to be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will tend to be higher under Option 1 than under either Option 2 or Option 3.

     Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

     Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

     Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value in order for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "guideline premium test" or the "cash value accumulation test." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

     If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, so long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

     The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

     If you selected death benefit Option 1, Option 2 or Option 3, at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

     Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to a level where the required minimum death benefit becomes applicable. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

     If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also tend to be higher. (This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.)

     If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a required minimum death benefit percentage that will be set forth on page 25 of your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The example is for a male.

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            APPLICABLE PERCENTAGES UNDER CASH VALUE ACCUMULATION TEST
            ---------------------------------------------------------
                               (for a male)

Insured
Person's
Age         40      45      50      55      60      65      70      75      99

%           344%    294%    252%    218%    191%    169%    152%    138%    104%
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     If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older.

     The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 to 95 are set forth in the following table.

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               APPLICABLE PERCENTAGES UNDER GUIDELINE PREMIUM TEST
               ---------------------------------------------------

Insured
Person's
Age         40      45      50      55      60      65      70      75      95+

%           250%    215%    185%    150%    130%    120%    115%    105%    100%
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     Your Policy calls the multipliers used for each test the "Cash Value Corridor Rate."

     Base coverage and supplemental coverage. The amount of insurance coverage you select at the time you apply to purchase a Policy is called the specified amount. The specified amount is the total of two types of coverage: your "base coverage" and "supplemental coverage," if any, that you select. The total of the two coverages cannot be less than the minimum of $100,000 and at least 4% of the total must be base coverage when you purchase the Policy.

     Generally, if you choose supplemental coverage instead of base coverage, in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value on a current charge basis. The more supplemental coverage you elect, the greater will be the amount of the reduction in charges and increase in accumulation value and cash surrender value, on a current charge basis. In the later Policy years, generally the effect of choosing more base coverage, rather than supplemental coverage, is to provide a higher percentage of accumulation value and cash surrender value.

     You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

     .    Supplemental coverage has no surrender charges;

     . The monthly insurance charge for supplemental coverage is always equal to or less than the monthly insurance charge for an equivalent amount of base coverage; and

     . We collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage for 10 years, as opposed to seven years for base coverage.

     You can change the percentage of base coverage when you increase the specified amount, but at least 4% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. The percentage that your base and supplemental coverages represent of your specified amount will change whenever you decrease the initial specified amount because we will first decrease your supplemental coverage, down to zero if necessary, and then decrease your base coverage. However, following an increase in the initial specified amount, if you then decrease the specified amount, we will first decrease the coverage you had increased, and then decrease your initial supplemental coverage. For instance:

     . if your initial Policy has $1,000,000 of specified amount with $250,000 of base coverage and $750,000 of supplemental coverage; and

     . you increase your specified amount to $1,250,000 by adding $250,000 to your initial base coverage of $250,000; and

     .    you later decrease your specified amount to $600,000; then we will

               . first decrease your base coverage by $250,000 down to $250,000; and
               . second, decrease your supplemental coverage by $400,000 down to $350,000.

     A partial surrender will reduce the specified amount. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge.

     You can use the mix of base and supplemental coverage to emphasize your own objectives. For instance you may want to maximize your Policy's accumulation value in its later years. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. On the other hand, if you are more comfortable with lower surrender charges in the early years of your Policy, then you may want a higher percentage of supplemental coverage. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your AGL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverage can affect your Policy values under different assumptions.

Premium Payments

     Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a subsequent premium payment that is less than $50. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your right to return expires, as discussed on page 30, will be allocated upon receipt to the available investment options you have chosen.

     Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 50. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

     Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with adequate evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 32.)

     Checks. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center.

     Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Monthly guarantee premiums" on page 28) remains in effect ("Cash surrender value" is explained under "Full surrenders" on page 7.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

     Monthly guarantee premiums. Your Policy includes a guarantee period benefit. This means that your Policy and any benefit riders you have selected will not lapse as long as you have paid the required monthly guarantee premiums. If you pay these guarantee premiums, your Policy will not lapse even if your policy's cash surrender value has declined to zero.

     There is no difference in the calculation of Policy values and death benefits between a Policy that has a guarantee period benefit and a Policy that does not. This is true whether or not the guarantee period benefit is active and keeping the Policy from lapsing.

     Some states require variations in the terms of the guarantee period benefit or prohibit its availability. Where available, there is no charge for this benefit. It is only available with death benefit Options 1 and 2.

     There are two levels of the guarantee period benefit:

     . a short term guarantee for a maximum of the first 20 Policy years, ending no later than the Policy anniversary nearest the insured person's 80/th/ birthday; and

     .    a long term guarantee ending at the insured person's age 100.

     Page 3 of your Policy will specify a "Monthly Guarantee Premium" (if your Policy is eligible for the short term guarantee) and an "Age 100 Monthly Guarantee Premium." Depending on the level of guarantee you want to retain, you must pay the applicable guarantee premium.

     The short term guarantee is available for any Policy with death benefit Option 1 or 2 and the insured person is no older than 70 when the Policy is issued. For example, if the insured person is older than 60 and no older than 70 when the Policy is issued, the short term guarantee ends on the Policy anniversary nearest the insured person's 80/th/ birthday. If the insured person is 71 or older when the Policy is issued, the short term guarantee is not available; instead, the long term guarantee begins when the Policy is issued, but only if you have selected death benefit Option 1 or 2.

     Here are the terms and conditions of both levels of our guarantee period benefit:

     . On the first day of each Policy month that you are covered by either level of guarantee period benefit, we determine if the cash surrender value (we use your accumulation value less loans during your first five Policy years) is sufficient to pay the monthly deduction. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.)

     . If the cash surrender value (we use your accumulation value less loans during your first five Policy years) is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any partial surrenders and Policy loans, is at least equal to the sum of the monthly guarantee premiums starting with the date of issue, including the current Policy month.

     . If the monthly guarantee premium requirement is met, the Policy will not lapse.

     . After the end of the short term guarantee period (or after the end of the first five Policy years of your long term guarantee benefit if your Policy is issued without a short term guarantee), the monthly guarantee premium requirement must be met each month. We will notify you whenever your monthly guarantee premium requirement is not met, and give you the opportunity to pay the amount necessary to preserve your long term guarantee. Otherwise, the guarantee period benefit will terminate and cannot be reinstated.

     . During the short term guarantee period (or the first five Policy years if your Policy is issued without a short term guarantee), we will notify you whenever your Policy enters a grace period and advise you of the minimum amount of premium you must pay to prevent the Policy from lapsing. (See "Policy Lapse and Reinstatement" on page 49.)

     . If the long term guarantee period benefit terminates and the cash surrender value is insufficient, the Policy will lapse unless you then pay the amount necessary to keep the Policy from lapsing. However, the guarantee period benefit will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

     The length of time you are covered by the guarantee period benefit varies on account of only the insured person's age at the Policy's date of issue.

     Whenever you increase or decrease your specified amount, change death benefit options or add or delete a benefit rider, we calculate a new monthly guarantee premium. These changes will not affect the guarantee period benefit then in effect, if any. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center for this purpose.

     . For increases in the specified amount, the new monthly guarantee premium is calculated based on the amount of the increase.

     . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

     . For the addition of a benefit rider, the new monthly guarantee premium will be increased.

     . For the deletion of a benefit rider, the new monthly guarantee premium will be decreased accordingly.

     Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund you the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown on page 5 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

Changing Your Investment Option Allocations

     Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

     Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. The first 12 transfers in a year are free of charge. We may charge you $25 for each additional transfer. We do not currently assess this charge but reserve the right to do so in the future. You may make transfers from the variable investment options at any time. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary. The total amount that you can transfer each year from the Fixed Account is limited to the greater of:

     . 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary; or

     . the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

     Unless you are transferring the entire amount you have in an investment option, including the Fixed Account, each transfer must be at least $500. See "Additional Rights That We Have" on page 43.

     Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

     Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually.

     We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page 34.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the money market investment option becomes exhausted. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You cannot use automatic rebalancing at the same time you are using dollar cost averaging.

Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

     Market Timing. The Policies are not designed for professional market timing organizations or other entities using programmed and frequent transfers involving large amounts. We monitor the Policies to determine if

     . An exchange out of an investment option occurs within two calendar weeks of an earlier exchange into that same investment option; or

     . Exchanges into or out of a specific investment option occur more than twice in any one calendar quarter.

     If either of the above transactions occurs, we will suspend such Policy owner's telephone, same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with three business days' prior notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a phone call from our Administrative Center to inform you that effective immediately, your telephone, same day or overnight delivery transfer privileges have been suspended. The Policy suspension will last for no more than six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances and we will treat all Policy owners the same.

Changing the Specified Amount of Insurance

     Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

     We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge

     . applies to any amount of the increase that you request as base (rather than supplemental) coverage;

     . applies as if we were instead issuing the same amount of base coverage as a new Platinum Investor/SM/ FlexDirector Policy; and

     .    applies for the 10 Policy years following the increase.

     Whenever you decide to increase your specified amount, you will be subject to an new monthly charge per $1,000 of coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in specified amount for the first seven years following the increase and to the increase in your supplemental coverage portion of the increase in specified amount for the first 10 years following the increase.

     You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, with one exception. Base coverage must be at least 4% of the total specified amount after the increase.

     Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

     .    $100,000; and

     . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the Federal tax law definition of life insurance.

     We will apply a reduction in your initial specified amount first against your supplemental coverage, down to zero if necessary, and then against your base coverage. However, after any specified amount increases, a decrease in specified amount will be applied first against the amount of base or supplemental coverage by which your specified amount was increased, then against any remaining supplemental coverage, and finally against the remaining base coverage. We will deduct from your accumulation value any surrender charge that is due on account of the decrease. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. A reduction in specified amount will not reduce the monthly charges per $1,000 of base coverage or supplemental coverage, or the amount of time for which we assess these charges. Decreases in coverage are discussed in greater detail under "Base coverage and supplemental coverage" beginning on page 26.

Changing Death Benefit Options

     Change of death benefit option. You may at any time before the death of the insured person request us to change your choice of death benefit option from:

     Option 1 to Option 2;
     Option 2 to Option 1; or
     Option 3 to Option 1.

     No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

     . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Changing the Specified Amount of Insurance
          - Decrease in Coverage" on page 33. We will not charge a surrender charge for this reduction in specified amount. The monthly charge per $1000 of coverage and the cost of insurance rates will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

     . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed. For the purpose of this calculation, if base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later. The monthly charge per $1000 of coverage will increase for such increase in base or supplemental coverage. The cost of insurance rates will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

     . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1000 of coverage and the cost of insurance rates will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

     Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 50 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

     Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of the guarantee period benefit, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly guarantee premiums," beginning on page 28.

Effective Date of Policy and Related Transactions

     Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."


     We compute policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.


     Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

     Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

     If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

     Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for this Policy.

     Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

     Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

     Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

     Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

     . Increases or decreases you request in the specified amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

     . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

     . If you exercise your right to return your Policy described under "Free look period" on page 30 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and

     . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

     Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                            ADDITIONAL BENEFIT RIDERS

Riders

     You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

     . Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. You may purchase this rider only at the time we issue your Policy.

     . Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider only at the time we issue your Policy.

     . Maturity Extension Rider. This rider gives you the option to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

               The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

               The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

               We will charge you the following amounts under the death benefit version

               . A monthly fee of no more than $30 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

               . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

               Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will receive no benefit.

               Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.

               There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments, new loans, or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 45. Once you have exercised your right to extend your original maturity date, you cannot revoke it. You can, however, surrender your Policy at any time.

               Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

     . Spouse Term Rider. This rider provides term life insurance on the life of the spouse of the Policy's insured person. This rider terminates no later than the Policy anniversary nearest the spouse's 75th birthday. You can convert this rider into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy.

     . Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus an administrative fee (not to exceed $250), plus interest on these amounts to the next Policy anniversary becomes a "lien" against the Policy. A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date.

     . Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy.

Tax Consequences of Additional Rider Benefits.

     Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page
50. You should consult a qualified tax adviser.

                               POLICY TRANSACTIONS

     The transactions we describe below may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 24. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 44.

Telephone Transactions

     See page 20 for information regarding telephone transactions.

Withdrawing Policy Investments

     Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value."

     Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $100,000.

     If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $0. We will take any such reduction in specified amount in accordance with the description found under "Changing the Specified Amount of Insurance" on page 32. We also deduct any remaining surrender charge that is associated with any portion of your Policy's base amount of coverage that is canceled.

     You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

     There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

     Exchange of Policy in certain states. Certain states require that a policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

     Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less our estimate of three month's charges and less the interest that will be payable on your loan through your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable through your next Policy anniversary. These rules are not applicable in all states.

     We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed effective annual rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

     You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

     You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

     Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

     . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

     . if less, your Policy's maximum remaining loan value at that Policy anniversary.

     We will always credit your preferred loan collateral amount at a guaranteed effective annual rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

     . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

     .    will never exceed an effective annual rate of 4.25%.

     Because we first began offering the Policies in the year 2004, we have not yet declared a preferred loan interest rate we charge.

     Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Additional Benefit Riders-Riders-Maturity Extension Rider," on page 36.

     Tax considerations. Please refer to "Federal Tax Considerations" on page 50 for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which will result in adverse tax consequences.

                                 POLICY PAYMENTS

Payment Options

     The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days of full surrender or the maturity date.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

     The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

     .    Option 1--Equal monthly payments for a specified period of time.

     . Option 2--Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

     . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

     . Option 4--Proceeds left to accumulate at an interest rate of 2% compounded annually for any period up to 30 years. At your request we will make payments to you monthly, quarterly, semiannually, or annually. You can also request a partial withdrawal of any amount of $500 or more.

     Additional payment options may also be available with our consent. We have the right to reject any payment option, if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

     Interest rates that we credit under each option will be at least 2%.

     Change of payment option. You may give us written instructions to change any payment option you have elected at any time while the Policy is in force and before the start date of the payment option.

     Tax impact. If a payment option is chosen, you or your beneficiary may have tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

The Beneficiary

     You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

     General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

     Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

     Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

     Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

     .    the NYSE is closed (other than weekend and holiday closings);

     .    trading on the NYSE is restricted;

     . an emergency exists (as determined by the SEC or other appropriate regulatory authority) such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

     .    the SEC by order so permits for the protection of investors.

     Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

     Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

     . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination.

          (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

     . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

     . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

     Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

     . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

     . end the automatic rebalancing feature if your accumulation value falls below $5,000;

     . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

     . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

     . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. Here are the potential variations:

     Underwriting and premium classes. We currently have nine premium classes we use to decide how much the monthly insurance charges under any particular Policy will be: preferred plus non-tobacco, preferred non-tobacco, standard non-tobacco, preferred tobacco, standard tobacco, special non-tobacco, special tobacco, juvenile and special juvenile. Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. Each premium class is described in your Policy.

     Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace another life insurance policy we issued with a Policy. Not all types of other insurance we issue are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

     State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

     Variations in expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals.

                            CHARGES UNDER THE POLICY

     Premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range from 0.75% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

     Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 2% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

     Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5%. AGL receives this charge to cover sales expenses, including commissions.

     Daily charge (mortality and expense risk fee). We will deduct a daily charge at an effective annual rate of 0.70% of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.45%, and after 20 years, to an annual effective rate of 0.10%. We guarantee these rate reductions. Since the Policies were first offered only in the year 2004, the reduction has not yet taken effect under any outstanding Policies. AGL receives this charge to pay for our mortality and expense risks.

     Flat monthly charge. We will deduct $6 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $6. The flat monthly charge is the Monthly Administration Fee shown on page 3A of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies.

     Monthly charge per $1,000 of base coverage. We deduct a charge monthly from your accumulation value for the first seven Policy years. This monthly charge also applies to the amount of any increase in base coverage during the seven Policy years following the increase. This charge varies according to the amount and the age, gender and premium class of the insured person. The dollar amount of this charge changes with each change in your Policy's base coverage. (We describe your base coverage and specified amount under "Your specified amount of Insurance" on page 24 and "Base coverage and supplemental coverage" on page 26.) This charge can range from a maximum of $1.46 for each $1000 of the base coverage portion of the specified amount to a minimum of $0.04 for each $1000 of base coverage. The representative (referred to as "Example" in the Tables of Charges beginning on page 11) charge is $0.23 for each $1000 of base coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge; Base Coverage." Page 4 of your Policy contains a table of the guaranteed rates for this charge. AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

     Monthly charge per $1,000 of supplemental coverage. This charge works in a similar manner and for a similar purpose as the monthly charge per $1,000 of base coverage. We deduct a charge monthly from your accumulation value for the first 10 Policy years. This monthly charge also applies to the amount of any increase in supplemental coverage during the 10 Policy years following the increase. This charge varies according to the amount and the age, gender and premium class of the insured person. The dollar amount of this charge changes with each change in your Policy's supplemental coverage. (See "Your specified amount of Insurance" on page 24 and "Base coverage and supplemental coverage" on page 26.) This charge can range from a maximum of $1.10 for each $1000 of the supplemental coverage portion of the specified amount to a minimum of $0 for each $1000 of supplemental coverage. The representative (referred to as "Example" in the Tables of Charges beginning on page 11) charge is $0 for each $1000 of supplemental coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge; Supplemental Coverage." Page 4 of your Policy contains a table of the guaranteed rates for this charge. AGL receives this charge for the same purpose as the previous charge.

     Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our net amount at risk on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical
Policies:

     .    greater amounts at risk result in a higher monthly insurance charge;
          and

     . higher cost of insurance rates also result in a higher monthly insurance charge.

     Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

     Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

     In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health . On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

     Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

     AGL receives this charge to fund the death benefits we pay under the Policies.

     Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's insurance benefit rider, two versions of maturity extension rider, spouse term rider, terminal illness rider and waiver of monthly deduction rider. The riders are described beginning on page 36, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

     Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

     The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. Your Policy's surrender charge will be found in the table beginning on page 46 of the Policy. As shown in the Tables of Charges on page 11, the maximum surrender charge is $49 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $3 per $1,000 of the base coverage (or any increase in the base coverage). The representative (referred to as "Example" in the Tables of Charges) surrender charge is $23 per $1,000 of base coverage (or any increase in the base coverage).

     The surrender charge decreases on an annual basis beginning in the fourth year of its 10 year period referred to above until, in the eleventh year, it is zero. These decreases are also based on the age and other insurance characteristics of the insured person.

     We are permitted to not charge some or all of the surrender charges under certain limited circumstances, according to the terms of a Policy endorsement.

     We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" on page 39 and "Change of death benefit option" on page 33.

     For those Policies that lapse in the first 10 Policy years, AGL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher premiums and higher charges, including higher surrender charges. The older and the greater health risk the insured person is when the Policy is issued, the more premium we need to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

     Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

     Transfer fee. We may charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. We do not currently assess this charge but reserve the right to do so in the future. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

     Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $50 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

     Policy loans. We will charge you interest on any loan at an effective annual rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an effective annual rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 39.

     Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.

     For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 48.

     Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

     Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

     . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

     . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

     . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

     . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

     The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

     General. If the charges that we collect form the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. The charges remain constant over the life of each Policy we issue; we reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

     Gender neutral Policies. Our cost of insurance charge rates in Montana will not be greater than the comparable male rates illustrated in this prospectus.

     Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. We offer The Platinum Investor/SM/ FlexDirector Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

     Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                               ACCUMULATION VALUE

     Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 44 under "Premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Other deductions from each premium payment." We invest the rest in one or more of the investment options listed in the chart on page 20 of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

     Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your accumulation value will also be reduced by certain charges that we deduct. We describe these charges beginning on page 44 under "Charges Under the Policy."

     You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative, from our Home Office or from the Administrative Center (both locations and the telephone numbers are shown under "Contact Information" on page 5).

     We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an effective annual rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 48. The "daily charge" described on page 45 and the fees and expenses of the Funds discussed beginning on page 17 do not apply to the Fixed Account.

     Policies are "non-participating." You will not be entitled to any dividends from AGL.

                         POLICY LAPSE AND REINSTATEMENT

     If your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, we will notify you in a letter and give you a grace period of 61 days to pay an amount of premium that we determine will cover estimated monthly charges for three months to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to "reinstate" your Policy. If the Insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy reinstated, you must do this within five years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated. Oregon requires you to reinstate within three years.

                           FEDERAL TAX CONSIDERATIONS

     Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

     Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

     This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

     General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract,"as you can see from the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

     Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

     If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

     then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     The Company has procedures in place, including Policy owner notification, to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance policy that is received in a tax free 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

     Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

     Rider benefits. The premium payments and any death benefits to be paid under any term insurance rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, a term rider may be determined to constitute a "qualified additional benefit" as that term is defined in Section 7702 of the Code. The death benefit to be paid under a rider that is a "qualified additional benefit" will not be treated as a future benefit of the Policy for tax purposes. The premium payments for the same rider, however, will be treated as future benefits for purposes of compliance with
Section 7702. You should consult a qualified tax adviser regarding any term rider you may purchase.

     Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a

Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

     Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

     For modified endowment contracts, your basis:

     .    is similar to the basis described above for other policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R.

     Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit. The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $1 million for decedents dying in 2003. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million ($1,120,000 in 2003 indexed for inflation). Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

     Life insurance in split dollar arrangements. On July 3, 2002, the Treasury and the IRS, following up on Notice 2002-8, 2002-4 I.R.B. 396 (January 3, 2002) issued proposed regulations on the tax treatment of split dollar arrangements. The proposed regulations generally retain the approach of Notice 2002-8, but expand the scope of and elaborate on the guidance provided in that Notice.

     The proposed regulations provide two mutually exclusive regimes for tax split dollar arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. The guidance of the proposed regulations would apply to split dollar arrangements entered into or materially modified after the date of publication of final regulations. Notice 2002-8 will govern the tax treatment of split dollar arrangements entered into on or before the publication of final regulations.

     In addition, it should be noted that split dollar arrangement characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

     Finally, Treasury and the IRS on August 16, 2002 issued Notice 2002-59, 2002-36 I.R.B. 1 (August 16, 2002). The purpose of Notice 2002-59 is to explicitly state the IRS' position that any arrangement designed to understate the value of benefits under a life insurance contract will not be respected. Notice 2002-59 addresses all split dollar arrangements including "reverse" split dollar arrangements, that uses inappropriately high current term insurance rates, prepayment of premiums, or other techniques to confer policy benefits other than life insurance protection on another party. Purchasers of life insurance policies are strongly advised to consult with a qualified tax advisor to determine the tax treatment resulting from a split dollar arrangement.

     Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining P.S. 58 costs are being revised by the IRS and may change.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

     Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

     ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

     Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

     Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

     When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

     Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. Congress passed tax legislation on May 26, 2001 which modified existing estate tax law. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

     AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.

     The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

                              FINANCIAL STATEMENTS

     The Financial Statements of AGL and the Separate Account can be found in the SAI. Please see the back cover of this prospectus for information on how to obtain a copy of the SAI.

                       INDEX OF SPECIAL WORDS AND PHRASES

                                                                         Page to
                                                                     See in this
Defined Term                                                          Prospectus
------------                                                         -----------
accumulation value ......................................................   8
Administrative Center ...................................................   5
automatic rebalancing ...................................................  31
base coverage ...........................................................  26
basis ...................................................................  52
beneficiary .............................................................  41
cash surrender value ....................................................   7
cash value accumulation test ............................................  25 close of business .......................................................  34
Code ....................................................................  36
cost of insurance rates .................................................  45 daily charge ............................................................  45
date of issue ...........................................................  35
death benefit ...........................................................   6
dollar cost averaging ...................................................  31
fixed account ...........................................................   1
full surrender ..........................................................   7
grace period ............................................................   9
guarantee period benefit ................................................  24 guideline premium test ..................................................  25
insured person ..........................................................   1
investment options ......................................................   1
lapse ...................................................................   9
loan (see "Policy loans" in this index) .................................  39 loan interest ...........................................................  39
maturity date ...........................................................  40
modified endowment contract .............................................  50 monthly deduction days ..................................................  35 monthly guarantee premiums ..............................................  28 monthly insurance charge ................................................  45 net amount at risk ......................................................  13
Option 1, Option 2 and Option 3 .........................................   6
partial surrender .......................................................  39
payment options .........................................................  40

                       INDEX OF SPECIAL WORDS AND PHRASES
                                                                         Page to
                                                                     See in this
Defined Term                                                          Prospectus
------------                                                         -----------
planned periodic premiums ...............................................  28
Policy loans ............................................................  39
Policy month, year ......................................................  35
preferred loans .........................................................  40
premium class ...........................................................  44
premium payments ........................................................  28
reinstate, reinstatement ................................................  49
required minimum death benefit ..........................................  25 required minimum death benefit percentage ...............................  26
Separate Account VL-R ...................................................  18
seven-pay test ..........................................................  50
specified amount ........................................................   6
supplemental coverage ...................................................  26
telephone transactions ..................................................  20
transfers ...............................................................   7
valuation date ..........................................................  34
valuation period ........................................................  34
variable investment options .............................................  20

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

[LOGO]  AIG AMERICAN                                           Privacy Notice
              GENERAL

  AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

  "Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

  "Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

  . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

     - Given to us on applications or other forms;

     - About transactions with us, our affiliates, or third parties;

     - From others, such as credit reporting agencies, employers, and federal and state agencies.

  . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

  . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

  . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

  . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

  . We do not share Nonpublic Personal Information about you except as allowed by law.

  . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

     (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

     (ii) other organizations with which we have joint marketing agreements.

  . The types of companies and persons to whom we may disclose Nonpublic Personal Information include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

  . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

  . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

  .  You will be notified if our privacy policy changes.

  .  Our privacy policy applies to current and former customers.

This Privacy Notice is given to you for your information only. You do not need to call or take any action.

New Mexico and Vermont Residents Only:

Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may New write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, North Central Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York, USLIFE Credit Life Insurance Company of Arizona


                                              (C) 2004 American International
                                                  Group, Inc. All rights
                                                  reserved.

[Letterhead of AIG American General]

For additional information about the Platinum Investor/SM/ FlexDirector Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated February 12, 2004. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, which is located at 2727-A Allen Parkway, Houston, Texas 77019 or call us at 1-800-340-2765. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Platinum Investor/SM/ FlexDirector Policies, including, personalized illustrations of death benefits, cash surrender values, and cash values is available, without charge, upon request to the same address or phone number printed above.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Policies issued by:
American General Life Insurance Company
A member company of American International Group, Inc.
2727-A Allen Parkway, Houston, TX 77019


Platinum Investor/SM/ FlexDirector Flexible Premium Variable Life Insurance Policy Form Number 03601


Distributed by American General Equity Services Corporation
Member NASD
A member company of American International Group, Inc.

Policies issued by American General Life Insurance Company ("AGL") are solely its individual, contractual and financial responsibility. AGL does not solicit business in the State of New York.

(C) 2004 American International Group, Inc.
All rights reserved.                                      ICA File No. 811-08561